UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 29, 2017

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	33-00215	81-0305822
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

P.O. Box 643 Thompson Falls, Montana		59873
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (406) 827-3523

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01.
Other Events

November 29, 2017. Thompson Falls, Montana. United States Antimony Corporation (“USAC”, NYSE American “UAMY”) reported that SEMARNAT (the equivalent of the U.S. EPA) has issued USAMSA (a wholly owned subsidiary of USAC) the permit to construct a cyanide leach plant for the Puerto Blanco mill in Guanajuato, Mexico. The cyanide leach plant is designed to recover gold and silver from the flotation mill tailings of the Los Juarez gold-silver-antimony deposit in Queretaro, Mexico.

The Los Juarez deposit is 3.5 kilometers in length and over 1 kilometer in width. It has many of the signature elements of the Carlin gold mine and the Robert’s Mountain over-thrust belt in Nevada. The deposit will be mined by open pit bulk mineable methods. Cyanide testing of the mill tailings has indicated excellent recoveries. The estimated recovery of the values after the caustic leach and cyanide circuit of the tailings is as follows (3.09 grams/metric ton gold equivalent at current prices):

Metal	Assay	Recovery	Value	Value /mt
Gold	0.035 opmt	90%	$1,286/oz	$40.51
Silver	3.27 opmt	90%	$17.01/oz	$50.06
Antimony	0.652%	70%	$3.80/lb	$38.11
Total				$128.68

Construction of the leach circuit has commenced. Initial projects will include placing a plastic membrane in the tailings pond which has already been excavated and construction of the cyanide leach plant building. In Montana, equipment on hand is being rehabilitated and additional new equipment is being built.

CEO John Lawrence said “We are excited about receiving the cyanide leach permit for the Los Juarez gold-silver-antimony deposit after a lengthy and detailed application process. The pilot plant will establish major gold and silver production for USAC and pave the way for the mill expansion. We intend to fund the cyanide leach out of cash on hand and to ramp the pilot production in 2018. In addition, we continue to evaluate several financial opportunities presented to the Company that do not involve dilution of any kind that will be helpful in accelerating the Company’s production in Mexico and overall profitability.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 29, 2017

UNITED STATES ANTIMONY CORPORATION

By:
/s/ John C. Lawrence
John C. Lawrence
President, Director and Principal Executive Officer